UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

TAILWIND INTERNATIONAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF TAILWIND INTERNATIONAL ACQUISITION CORP.
150 Greenwich Street, 29th Floor
New York, New York, 10006
Dear Tailwind International Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting of Tailwind International Acquisition Corp., a Cayman Islands exempted company (“Tailwind”), which will be held on May 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Tailwind’s Chief Executive Officer at Team@TailwindAcquisition.com by 10:00 a.m., Eastern Time, on April 27, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/tailwindinternationalacquisition/sm2023.
The attached notice of the Shareholder Meeting and proxy statement describe the business Tailwind will conduct at the Shareholder Meeting (unless Tailwind determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about Tailwind that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated April 18, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Articles Amendment Proposal — To amend, by way of special resolution, Tailwind’s Memorandum and Articles of Association to amend the date (the “Termination Date”) by which Tailwind has to consummate a business combination (the “Articles Amendment”) from August 23, 2023 (the “Original Termination Date”) to the date of the Shareholder Meeting (the “Amended Termination Date”) (the “Articles Amendment Proposal”);

2.
Proposal No. 2 — Dissolution Expenses Proposal — To amend Tailwind’s Memorandum and Articles of Association to allow Tailwind to remove $100,000 of interest earned on the funds held in the Trust Account (as defined below) prior to redeeming the Public Shares (as defined below) in connection with the Voluntary Redemption (as defined below) in order to pay dissolution expenses (the “Dissolution Expenses Proposal”);

3.
Proposal No. 3 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), in the capital of Tailwind represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal or (ii) where the board of directors of Tailwind (the “Board”) has determined it is otherwise necessary (the “Adjournment Proposal”).

Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The Memorandum and Articles of Association currently provide that Tailwind has until August 23, 2023 to complete its initial business combination and, if Tailwind does not complete an initial business combination by August 23, 2023, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares issued in the IPO (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Tailwind in connection with either a closing of an initial business combination or Tailwind’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Tailwind’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Tailwind’s shareholders from having to sustain their investment for anunreasonably long period if Tailwind was unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Tailwind is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date. The purpose of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal is to allow the Company to commence voluntary liquidation and to return the amounts in the Trust Account to shareholders, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), immediately. If any of Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal are not approved, the Company will continue to hold such funds in the Trust Account until it commences liquidation on August 23, 2023.
Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Articles Amendment Proposal and the Dissolution Expenses Proposal (the “Voluntary Redemption”). Any Public Shares that are not so elected to be redeemed will be redeemed as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”). There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless when Tailwind dissolves and liquidates the Trust Account.
If the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are all approved, Tailwind will (i) immediately cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Post-Amendment Share Redemption; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The current Memorandum and Articles of Association provides that Tailwind may withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date. However, without shareholder approval of the Dissolution Expenses Proposal, Tailwind would be unable to withdraw such amounts in connection with the Voluntary Redemption. Therefore, the purpose of the Dissolution Expenses Proposal is to provide Tailwind with adequate funds in order to pay dissolution expenses in connection with the Voluntary Redemption, and immediate commencement of liquidation, if the Articles Amendment Proposal and the Trust Amendment Proposal are approved. This proposal will also ensure that all holders of Class A Ordinary Shares will receive the same pro rata amount from the Trust Account in both the Voluntary Redemption and the Post-Amendment Share Redemption.
For further details about the reasons for the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Articles Amendment Proposal — Reasons for the Articles Amendment Proposal,” “Proposal No. 2 — The Dissolution Expenses Proposal — Reasons for the Dissolution Expenses Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
The Board has fixed the close of business on April 4, 2023 (the “Record Date”) as the record date for determining Tailwind’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Articles Amendment Proposal or the Dissolution Expenses Proposal is approved. Public Shareholders may elect to redeem all or a portion of their Public Shares whether they vote “FOR,” “AGAINST or abstain from voting on the Articles Amendment Proposal, the Dissolution Expenses Proposal or the TrustAmendment Proposal. On April 14, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.396, based on the aggregate amount on deposit in the Trust Account of approximately $22,920,368 as of April 14, 2023 (including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and $100,000 of interest to pay dissolution expenses) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the over-the-counter market on April 14, 2023 was $10.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.296 more per share than if the shares were sold in the open market (based on the per share redemption price as of April 14, 2023). Tailwind cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Dissolution Expenses Proposal requires the affirmative vote of at least two-thirds of the votes cast by holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal.
Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
The Adjournment Proposal is not conditioned upon the approval of any other proposal.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, the Board has determined that the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Tailwind and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Dissolution Expenses Proposal requires the affirmative vote of two-thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Trust Amendment Proposal required the affirmative vote of sixty-five percent (65%) of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal and will have no effect on the approval of the Articles

Amendment Proposal, the Dissolution Expenses Proposal and the Adjournment Proposal. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO TAILWIND’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Tailwind urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Tailwind
International Acquisition Corp.
/s/ Tommy Stadlen

Tommy Stadlen
Chairman of the Board of Directors

TAILWIND INTERNATIONAL ACQUISITION CORP.
150 Greenwich Street, 29th Floor
New York, New York, 10006
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF TAILWIND INTERNATIONAL ACQUISITION CORP.
TO BE HELD ON MAY 1, 2023
To the Shareholders of Tailwind International Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Tailwind International Acquisition Corp., a Cayman Islands exempted company (“Tailwind”), will be held on May 1, 2023, at 10:00 a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Tailwind’s Chief Executive Officer at Team@TailwindAcquisition.com by 10:00 a.m., Eastern Time, on April 27, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/tailwindinternationalacquisition/sm2023.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an articles amendment proposal to amend, by way of special resolution, Tailwind’s Memorandum and Articles of Association to amend the date (the “Termination Date”) by which Tailwind has to consummate a business combination (the “Articles Amendment”) from August 23, 2023 (the “Original Termination Date”) to the date of the Shareholder Meeting (the “Amended Termination Date”) (the “Articles Amendment Proposal”); (ii) a proposal to allow Tailwind to remove $100,000 of interest earned on the funds held in the trust account (as defined below) prior to redeeming the Class A Ordinary Shares issued in the IPO (the “Public Shareholders”) in connection with the Voluntary Redemption (as defined below) in order to pay dissolution expenses (the Dissolution Expenses Proposal”); (iii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”) and (iv) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) or (y) where the Board of directors of Tailwind (the “Board”) has determined it is otherwise necessary, as more fully described in the accompanying proxy statement, which is dated April 18, 2023 and is first being mailed to shareholders on or about that date.
The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.   Proposal No. 1 — The Articles Amendment Proposal — RESOLVED, as a special resolution that:

Article 49.7 of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
“In the event that the Company does not consummate a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)   cease all operations except for the purpose of winding up;
(b)   as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
Article 49.8(a) of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):
“that would modify the substance or timing of the Company’s obligation to: (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles; or”
2.   Proposal No. 2 — The Dissolution Expenses Proposal — RESOLVED, that Article 49.8(b) of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(b):
“with respect to any other provision relating to the rights of holders of the Class A Shares, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and US$100,000 of interest to pay dissolution expenses) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”
3.
Proposal No. 3 — The Trust Amendment Proposal — RESOLVED, that Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)   Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon May 1, 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”
4.
Proposal No. 4 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal or (ii) where the board of directors of Tailwind has determined it is otherwise necessary.

Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The Memorandum and Articles of Association currently provide that Tailwind has until the Original Termination Date to complete its initial business combination and, if Tailwind does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares issued in the IPO (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Tailwind in connection with either a closing of an initial business combination or Tailwind’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Tailwind’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.
The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Tailwind’s shareholders from having to sustain their investment for an unreasonably long period if Tailwind was unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Tailwind is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date. The purpose of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal is to allow the Company to commence voluntary liquidation and to return the amounts in the Trust Account to shareholders, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), immediately. If any of Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal are not approved, the Company will continue to hold such funds in the Trust Account until it commences liquidation on August 23, 2023.

Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Articles Amendment Proposal and the Dissolution Expenses Proposal (the “Voluntary Redemption”). Any Public Shares that are not so elected to be redeemed will be redeemed as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”). There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless when Tailwind dissolves and liquidates the Trust Account.
If the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are all approved, Tailwind will (i) immediately cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Post-Amendment Share Redemption; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The current Memorandum and Articles of Association provides that Tailwind may withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date. However, without shareholder approval of the Dissolution Expenses Proposal, Tailwind would be unable to withdraw such amounts in connection with the Voluntary Redemption. Therefore, the purpose of the Dissolution Expenses Proposal is to provide Tailwind with adequate funds in order to pay dissolution expenses in connection with the Voluntary Redemption, and immediate commencement of liquidation, if the Articles Amendment Proposal and the Trust Amendment Proposal are approved. This proposal will also ensure that all holders of Class A Ordinary Shares will receive the same pro rata amount from the Trust Account in both the Voluntary Redemption and the Post-Amendment Share Redemption.
For further details about the reasons for the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Articles Amendment Proposal — Reasons for the Articles Amendment Proposal,” “Proposal No. 2 — The Dissolution Expenses Proposal — Reasons for the Dissolution Expenses Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
The Sponsor of Tailwind will not receive any monies held in the Trust Account in connection with the Post-Amendment Share Redemption as a result of its ownership of 8,625,000 Class B Ordinary Shares which were issued to the Sponsor prior to the IPO, and 6,466,666 private placement warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
The Board has fixed the close of business on April 4, 2023 (the “Record Date”) as the record date for determining Tailwind’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Articles Amendment Proposal or the Dissolution Expenses Proposal is approved. Public Shareholders may elect to redeem all or a portion of their Public Shares whether they vote “FOR,” “AGAINST or abstain from voting on the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal. On April 14, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.396, based on the aggregate amount on deposit in the Trust Account of approximately $22,920,368 as of April 14, 2023 (including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and $100,000 of interest to pay dissolution expenses) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the over-the-counter market on April 14, 2023 was $10.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.296 more per share than if the shares were sold in the open market (based on the per share redemption price as of April 14, 2023). Tailwind cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
With respect to the regulation of special purpose acquisition companies (“SPACs”) like Tailwind, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, Tailwind instructed, in connection with the Extension Meeting (as defined in the accompanying proxy statement), Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of Tailwind.
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Dissolution Expenses Proposal requires the affirmative vote of at least two-thirds of the votes cast by holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal at the Shareholder Meeting or where the Board has determined it is otherwise necessary.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, the Board has determined that the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Tailwind and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
The Adjournment Proposal is not conditioned upon the approval of any other proposal.

Record holders of the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 2,204,811 issued and outstanding Class A Ordinary Shares and 8,625,000 issued and outstanding Class B Ordinary Shares. Tailwind’s warrants do not have voting rights.
The Sponsor and Tailwind’s officers, and directors have informed us of their intent to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor holds approximately 79.6% of the issued and outstanding Ordinary Shares and Tailwind’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, the affirmative votes of the Sponsor are sufficient to approve each of the Articles Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. The approval of the Dissolution Expenses Amendment will require the affirmative vote of at least 1,469,874 Class A Ordinary Shares if all issued Public Shares are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Tailwind urges you to read this material carefully and vote your shares.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Dissolution Expenses Proposal requires the affirmative vote of two-thirds (2/3) of the votes cast by the holder of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Trust Amendment Proposal required the affirmative vote of sixty-five percent (65%) of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO TAILWIND’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The accompanying proxy statement is dated April 18, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of Tailwind International Acquisition Corp. /s/ Tommy Stadlen Tommy Stadlen Chairman of the Board of Directors April 18, 2023

i

TAILWIND INTERNATIONAL ACQUISITION CORP.
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON MAY 1, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Tailwind International Acquisition Corp., a Cayman Islands exempted company (“Tailwind,” “we,” “us” or “our”), which will be held on May 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Tailwind with respect to, among other things, Tailwind’s capital resources and results of operations. Likewise, Tailwind’s financial statements and all of Tailwind’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect Tailwind’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Tailwind does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the possibility that we may be unable to obtain the requisite shareholder approval of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal, each as defined and described below;

•
the Trust Account (as defined below) not being subject to claims of third parties;

•
the per-share redemption price;

•
Tailwind’s ability to complete a Business Combination (as defined below);

•
the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of Tailwind; and

•
the use of funds not held in the Trust Account (as described herein) or available to Tailwind from interest income on the Trust Account balance.

While forward-looking statements reflect Tailwind’s good faith beliefs, they are not guarantees of future performance. Tailwind disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Tailwind’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Tailwind’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and in other reports Tailwind files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Tailwind (or to third parties making the forward-looking statements).

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Tailwind at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Tailwind at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Tailwind.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as Tailwind could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). Tailwind would then have been required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Tailwind. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, in connection with the Extension Meeting (as defined below), we have instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we have received lower interest on the funds held in the Trust Account, which will reduce the dollar amount our public shareholders will receive upon any redemption or liquidation of Tailwind.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in connection with the Extension Meeting, we instructed Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and the liquidation of Tailwind. Interest on such deposit account is currently approximately 2.75% per annum, but such deposit account carries a variable rate and Tailwind cannot assure you that such rate will not decrease or increase significantly. Interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result of the funds in the Trust Account being held in cash in an interest-bearing demand deposit account our shareholders will receive a reduced dollar amount upon any redemption or liquidation of Tailwind.
In addition, the longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Tailwind. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

v

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Tailwind shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on May 1, 2023, at 10:00 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tailwindinternationalacquisition/sm2023.
Q:
Why am I receiving this proxy statement?

A:
Tailwind is a blank check company incorporated as a Cayman Islands exempted company on November 18, 2020. Tailwind was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of Tailwind’s initial public offering on February 23, 2021 (the “Initial Public Offering”), including the full exercise by the underwriters of their over-allotment option, an amount of $345,000,000 ($10.00 per unit offered in the Initial Public Offering (the “Units”) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of 6,466,666 private placement warrant at a price of $1.50 per private placement warrant (the “Private Placement Warrants”) to Tailwind International Sponsor LLC, a Cayman Islands exempted limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
On February 21, 2023, Tailwind held an extraordinary general meeting of shareholders (the “Extension Meeting”) to (i) amend the Company’s amended and restated memorandum and articles of association (to extend the date by which the Company has to consummate a business combination from February 23, 2023 to August 23, 2023 and (ii) remove the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001. In connection with the Extension Meeting, the holders of 32,295,189 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.19 per share, for an aggregate redemption amount of approximately $329,166,606.
Like most blank check companies, Tailwind’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before August 23, 2023 (the “Termination Date”). The purpose of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal is to allow the Company to commence voluntary liquidation and to return the amounts in the Trust Account to shareholders, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), immediately. If any of Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal are not approved, the Company will continue to hold such funds in the Trust Account until it commences liquidation on August 23, 2023.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, the Board has determined that the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are in

the best interests of Tailwind and its shareholders. On this basis, Tailwind believes that it is in the best interests of Tailwind’s shareholders to amend and restate the Memorandum and Articles of Association and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Shareholder Meeting.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on May 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Tailwind’s Chief Executive Officer at Team@TailwindAcquisition.com by 10:00 a.m., Eastern Time, on April 27, 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tailwindinternationalacquisition/sm2023.
Q:
How do I vote?

A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on April 4, 2023, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on April 28, 2023.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/tailwindinternationalacquisition/sm2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting April 26, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/tailwindinternationalacquisition/sm2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999- 9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7160976#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
Tailwind shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Articles Amendment Proposal — To amend, by way of special resolution, Tailwind’s Memorandum and Articles of Association to amend the date by which Tailwind has to consummate a business combination (the “Articles Amendment”) from August 23, 2023 (the “Original Termination Date”) to the date of the Shareholder Meeting (the “Amended Termination Date”) (the “Articles Amendment Proposal”); and

2.
Proposal No. 2 — Dissolution Expenses Proposal — To amend Tailwind’s Memorandum and Articles of Association to allow Tailwind to remove $100,000 of interest earned on the funds held in the Trust Account prior to redeeming the Public Shares in connection with the Voluntary Redemption (as defined below) in order to pay dissolution expenses (the “Dissolution Expenses Proposal”);

3.
Proposal No. 3 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company as trustee (“Continental”), to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Initial Public Offering to the Amended Termination Date (the ‘‘Trust Amendment Proposal”); and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of Tailwind represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Articles Amendment Proposal,” “Proposal No. 2 — The Dissolution Expenses Proposal,” “Proposal No. 3 — The Trust Amendment Proposal” and “Proposal No. 4 — The Adjournment Proposal.”
After careful consideration, Tailwind’s Board has unanimously determined that the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Tailwind and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Tailwind and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1 — The Articles Amendment Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors,” “Proposal No 2 — The Dissolution Expenses Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors,” “Proposal No 3 — The Trust Amendment Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals conditioned on one another?

A:
Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal, Tailwind may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Tailwind also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary. In those events, at the Shareholder Meeting Tailwind will ask its shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal. If the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

The Adjournment Proposal is not conditioned upon the approval of any other proposal.
Q:
Why is Tailwind proposing the Articles Amendment Proposal and the Trust Amendment Proposal?

A:
The Memorandum and Articles of Association currently provide that Tailwind has until the Original Termination Date to complete its initial business combination and, if Tailwind does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Tailwind in connection with either a closing of an initial business combination or Tailwind’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Tailwind’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Tailwind’s shareholders from having to sustain their investment for an unreasonably long period if Tailwind was unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Tailwind is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date. The purpose of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal is to allow the Company to commence voluntary liquidation and to return the amounts in the Trust Account to shareholders, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), immediately. If any of Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal are not approved, the Company will continue to hold such funds in the Trust Account until it commences liquidation on August 23, 2023.
If the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are all approved, Tailwind will (i) immediately cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Post-Amendment Share Redemption (as defined below); and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
For further details about the reasons for the Articles Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Articles Amendment Proposal — Reasons for the Articles Amendment Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
In the event the Articles Amendment Proposal and the Trust Amendment Proposal are not approved Tailwind will not be able to immediately commence liquidation and Public Shareholders will need to wait until the Original Termination Date before they can receive funds in the Trust Account.
Q:
Why is Tailwind proposing the Dissolution Expenses Proposal?

A:
The current Memorandum and Articles of Association provides that Tailwind may withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date. However, without shareholder approval of the Dissolution Expenses Proposal, Tailwind would be unable to withdraw such amounts in connection with the Voluntary Redemption. Therefore, the purpose of the Dissolution Expenses Proposal is to provide Tailwind with adequate funds in order to pay dissolution expenses in connection with the Voluntary Redemption, and immediate commencement of liquidation, if the Articles Amendment Proposal and the Trust Amendment Proposal are approved. This proposal will also ensure that all holders of Class A Ordinary Shares will receive the same pro rata amount from the Trust Account in both the Voluntary Redemption and the Post-Amendment Share Redemption.

In the event the Dissolution Expenses Proposal is not approved Tailwind will not be able to immediately commence liquidation and Public Shareholders will need to wait until the Original Termination Date before they can receive funds in the Trust Account. In such event, Tailwind will withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date.
Q:
Why is Tailwind proposing the Adjournment Proposal?

A:
If the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal is not approved by Tailwind’s shareholders, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Amendment and the Trust Amendment. If the Adjournment Proposal is not approved by Tailwind’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal.

Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, which owns approximately 79.6% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, the shares of the Sponsor alone are sufficient to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Tailwind does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Dissolution Expenses Proposal requires the affirmative vote of at least two-thirds of the votes cast by holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
Q:
How will the Sponsor and Tailwind’s directors and officers vote?

A:
The Sponsor and Tailwind’s directors and officers have informed us of their intent to vote any Ordinary Shares over which they have voting control in favor of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor, Tailwind’s directors, and officers and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Articles Amendment Proposal or the Dissolution Expenses Proposal. On the Record Date, the Sponsor, Tailwind’s directors, and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Class B Ordinary Shares, representing approximately 79.6% of Tailwind’s issued and outstanding Ordinary Shares.

Q:
Who is Tailwind’s Sponsor?

A:
Tailwind’s sponsor is Tailwind International Sponsor LLC, a Cayman Islands exempted limited liability company. The Sponsor currently owns 8,625,000 Class B Ordinary Shares and 6,466,666 Private Placement Warrants. Philip Krim, Chief Executive Officer and Chief Financial Officer of Tailwind, and Tommy Stadlen, the Chairman of Tailwind, have voting and dipositive power over the Class B Ordinary Shares and the Private Placement Warrants held by the Sponsor. The Sponsor is “controlled” (as defined in 31 CFR 800.208) by one or more citizens of an “excepted foreign state” (as defined in 31 CFR 800.218), such that the Sponsor’s involvement in any Business Combination may be a “covered transaction” (as defined in 31 CFR 800.213). A Business Combination may therefore become subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by August 23, 2023 (or immediately following the Shareholder Meeting if the Articles Amendment Proposal is approved) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.396 per Public Share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:
Why should I vote “FOR” the Articles Amendment Proposal and the Trust Amendment Proposal?

A:
The purpose of the Articles Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that if the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are all approved, Tailwind will (i) immediately cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Post-Amendment Share Redemption; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, the Board has determined that the Articles Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Articles Amendment Proposal and the Trust Amendment Proposal.
Q:
Why should I vote “FOR” the Dissolution Expenses Proposal?

A:
The current Memorandum and Articles of Association provides that Tailwind may withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date. However, without shareholder approval of the Dissolution Expenses Proposal, Tailwind would be unable to withdraw such amounts in connection with the Voluntary Redemption. Therefore, the purpose of the Dissolution Expenses Proposal is to provide Tailwind with adequate funds in order to pay dissolution expenses in connection with the Voluntary Redemption, and immediate commencement of liquidation, if the Articles Amendment Proposal and the Trust Amendment Proposal are approved. This proposal will also ensure that all holders of Class A Ordinary Shares will receive the same pro rata amount from the Trust Account in both the Voluntary Redemption and the Post-Amendment Share Redemption.

The Board has determined that the Dissolution Expenses Proposal is in your best interests and recommends that you vote or give instruction to vote “FOR” the Dissolution Expenses Proposal.
Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by Tailwind’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal.

If presented, the Board recommends that you vote “FOR” the Adjournment Proposal.
Q:
What if I do not want to vote “FOR” the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.
However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, (a) with respect to the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Adjournment Proposal, your Ordinary Shares will not be counted for the purposes of determining whether the Articles Amendment Proposal, the Dissolution

Expenses Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your Ordinary Shares will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.
If the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
What happens if the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal is not approved?

A:
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal.

If the Articles Amendment Proposal the Dissolution Expenses Proposal and the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof, Tailwind will not be able to immediately commence liquidation and Public Shareholders will need to wait until the Original Termination Date before they will receive funds in the Trust Account.
In such case, as contemplated by and in accordance with the Memorandum and Articles of Association, following the Original Termination Date, Tailwind will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less taxes payable and $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless in the event Tailwind dissolves and liquidates the Trust Account.
The Sponsor, the officers and directors of Tailwind waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Class B Ordinary Shares held by them.
In addition, each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
Q:
If the Articles Amendment Proposal is approved, what happens next?

A:
If the Articles Amendment Proposal is approved, Tailwind will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
In addition, if the Articles Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of Tailwind held by Tailwind’s officers, directors, the Sponsor and its affiliates.
Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of SPACs like Tailwind, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, the funds in the Trust Account were, since Tailwind’s Initial Public Offering till the extraordinary general meeting of shareholders held on February 21, 2023, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, in order to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), in connection with the Extension Meeting, Tailwind instructed Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of Tailwind.
Q:
If I vote for or against the Articles Amendment Proposal or the Dissolution Expenses Proposal, can I request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Articles Amendment Proposal or the Dissolution Expenses Proposal, abstain from voting or do not vote at all, you may elect to redeem your Public Shares, provided that the Articles Amendment Proposal or the Dissolution Expenses Proposal is approved. Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Articles Amendment Proposal and the Dissolution Expenses Proposal (the “Voluntary Redemption”). Any Public Shares that are not so elected to be redeemed will be redeemed as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”). You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under Tailwind’s Memorandum and Articles of Association, Tailwind is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Articles Amendment Proposal or the Dissolution Expenses Proposal upon the approval of such proposal.

Even if you do not request that your shares be redeemed in the Voluntary Redemption, the shares will be redeemed in the Post-Amendment Share Redemption, which will take place no more than ten business days after the Amended Termination Date.

Q:
Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders may send a later-dated, signed proxy card to Tailwind at 150 Greenwich Street, 29th Floor, New York, New York, 10006 so that it is received by Tailwind prior to the vote at the Shareholder Meeting (which is scheduled to take place on May 1, 2023 at 10:00 a.m. Eastern Time) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Tailwind’s Chief Executive Officer, which must be received by Tailwind’s Chief Executive Officer to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The approval of the Dissolution Expenses Proposal requires the affirmative vote of at least two-thirds of the votes cast by holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Adjournment Proposal.
With respect to the Trust Amendment Proposal, any Ordinary Shares which are not voted at the Shareholder Meeting will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Tailwind or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.
Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Tailwind does not expect there to be any broker non-votes at the Shareholder Meeting.
If you are a Tailwind shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:
Does the Board recommend voting “FOR” the approval of the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal is in the best interests of Tailwind and its shareholders. The Board recommends that Tailwind’s shareholders vote “FOR” the Articles Amendment Proposal, “FOR” the Dissolution Expenses Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q:
What interests do Tailwind’s directors and officers have in the approval of the Articles Amendment Proposal?

A:
Tailwind’s directors and officers have interests in the Articles Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 1 — The Articles Amendment Proposal —  Interests of the Sponsor and Tailwind’s Officers and Directors” in this proxy statement.

Q:
What interests do Tailwind’s directors and officers have in the approval of the Dissolution Expenses Proposal?

A:
Tailwind’s directors and officers have interests in the Dissolution Expenses Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 2 — The Dissolution Expenses Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors” in this proxy statement.

Q:
What interests do Tailwind’s directors and officers have in the approval of the Trust Amendment Proposal?

A:
Tailwind’s directors and officers have interests in the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No 3 — The Trust Amendment Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal?

A:
No. There are no appraisal rights available to Tailwind’s shareholders in connection with the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal. There are no dissenters’ rights available to Tailwind’s shareholders in connection with the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Articles Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:
If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.
(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.
prior to 5:00 p.m., Eastern Time, on April 27, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Tailwind redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the approval of the Articles Amendment Proposal or the Dissolution Expenses Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Class A Ordinary Shares. As of April 10, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.396 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Tailwind instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on April 27, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, Tailwind will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights in the Voluntary Redemption or the Post-Amendment Share Redemption?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Redeeming Shareholders.”

Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
Tailwind will pay the cost of soliciting proxies for the Shareholder Meeting. Tailwind has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. Tailwind will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Tailwind may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: TWNI.info@investor.morrowsodali.com
You also may obtain additional information about Tailwind from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on April 27 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF TAILWIND SHAREHOLDERS
This proxy statement is being provided to Tailwind shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Tailwind Shareholders to be held on May 1, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about April 18, 2023 to all shareholders of record of Tailwind as of April 4, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on May 1, 2023 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Tailwind’s Chief Executive Officer at Team@TailwindAcquisition.com by 10:00 a.m., Eastern Time, on April 27, 2023 (two business days prior to the initially scheduled meeting date).
You can pre-register to attend the virtual Shareholder Meeting starting April 26, 2023 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/tailwindinternationalacquisition/sm2023 enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7160976#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, Tailwind shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Articles Amendment Proposal — To amend, by way of special resolution, Tailwind’s Memorandum and Articles of Association to amend the date by which Tailwind has to consummate a business combination from August 23, 2023 to the date of the Shareholder Meeting; and

2.
Proposal No. 2 — Dissolution Expenses Proposal — To amend Tailwind’s Memorandum and Articles of Association to allow Tailwind to remove $100,000 of interest earned on the funds held in the Trust Account prior to redeeming the Public Shares in connection with the Voluntary Redemption in order to pay dissolution expenses;

3.
Proposal No. 3 — Trust Amendment Proposal — To amend the Trust Agreement, by and between the Company and Continental, to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Initial Public Offering to the Amended Termination Date; and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of Tailwind represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.
Voting Power; Record Date
As a shareholder of Tailwind, you have a right to vote on certain matters affecting Tailwind. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on April 4, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 10,829,811 issued and outstanding Ordinary Shares, of which 2,204,811 Class A Ordinary Shares are held by Tailwind public shareholders and 8,625,000 Class B Ordinary Shares are held by the Sponsor.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, which owns approximately 79.6% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, shares of the Sponsor, if present, would be sufficient to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under the applicable rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Tailwind does not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Dissolution Expenses Proposal requires the affirmative vote of at least two-thirds of the votes cast by holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.
The Sponsor has informed us of its intent to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Sponsor owns approximately 79.6% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:
Proposal	Approval Standard	If All Shares Are Present and All Present Shares Cast Votes
Articles Amendment Proposal	Special Resolution1	0
Dissolution Expenses Proposal	Two-thirds of votes cast by holders of Class A Ordinary Shares	1,469,874
Trust Amendment Proposal	65% of Issued and Outstanding Ordinary Shares	0
Adjournment Proposal	Ordinary Resolution2	0
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on April 4, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on April 28, 2023.
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/tailwindinternationalacquisition/sm2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

1
Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

2
Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify Tailwind’s Chief Executive Officer in writing to Tailwind International Acquisition Corp., 150 Greenwich Street, 29th Floor New York, New York 10006, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Articles Amendment Proposal, the Dissolution Expenses Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a Tailwind shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TWNI.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Tailwind redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.396 per share as of April 14, 2023, the most recent practicable date prior to the date of the proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Tailwind will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, Tailwind’s transfer agent, in which you (i) request that Tailwind redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver your Class A Ordinary Shares to Continental, Tailwind’s transfer agent, physically or electronically through DTC.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on April 27, 2022 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Tailwind that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, Tailwind’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, Tailwind’s transfer agent, prior to 5:00 p.m., Eastern Time, on April 27, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on April 14, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.10 per share. The cash held in the Trust Account on such date was approximately $22,920,368 (including interest not previously released to Tailwind to pay its taxes) ($10.396 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses) two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Tailwind cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Tailwind’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Redeeming Shareholders.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Even if you do not request that your shares be redeemed in the Voluntary Redemption, the shares will be redeemed in the Post-Amendment Share Redemption, which will take place no more than ten business days after the Amended Termination Date.
Appraisal Rights and Dissenters’ Rights
There are no appraisal rights available to Tailwind’s shareholders in connection with the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal. There are no dissenters’ rights available to Tailwind’s shareholders in connection with the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Articles Amendment Proposal or the Dissolution Expenses Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
Tailwind is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Tailwind has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. Tailwind and its directors, officers and employees may also solicit proxies in person. Tailwind will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Tailwind will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Tailwind will pay Morrow Sodali a fee of $15,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Tailwind’s proxy solicitor. Tailwind will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Tailwind shareholders. Directors, officers and employees of Tailwind who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE ARTICLES AMENDMENT PROPOSAL
Overview
Tailwind is proposing to amend its Memorandum and Articles of Association to change the date by which Tailwind has to consummate a business combination from the Original Termination Date to the Amended Termination Date.
As contemplated by the Memorandum and Articles of Association, the holders of Tailwind’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Amendment is approved.
On April 14, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.396, based on the aggregate amount on deposit in the Trust Account of approximately $22,920,368 as of April 14, 2023 (including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the over-the-counter market on April 14, 2023 was $10.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.296 more per share than if the shares were sold in the open market (based on the per share redemption price as of April 14, 2023). Tailwind cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.
Reasons for the Articles Amendment Proposal
Tailwind is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Tailwind’s objective is to identify and complete a business combination by capitalizing on Tailwind’s relationships, knowledge and experience across industries to effect a positive transformation or augmentation of an existing business. After the closing of the Initial Public Offering in February 2021, and consistent with Tailwind’s business purpose, the Board and Tailwind’s management commenced an active search for potential business combination targets, leveraging Tailwind’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.
As of the date of this proxy statement, Tailwind has not entered into an agreement to effectuate a business combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) Tailwind’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) Tailwind’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; (iv) alternative options available to potential targets, such as pursuing a private placement, or waiting for the capital markets to improve before pursuing a listing; and (v) material changes in the market valuations of public company transactions since the Initial Public Offering, creating divergent expectations of valuation between SPACs like Tailwind and shareholders of businesses that may be interested in pursuing a business combination.
The Board believes that Tailwind will not be able to identify, agree upon and consummate a business combination with a suitable target that meets Tailwind’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected Tailwind’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair Tailwind’s ability to complete an initial business combination by or before the Original Termination Date.
The Memorandum and Articles of Association currently provide that Tailwind has until the Original Termination Date to complete its initial business combination and, if Tailwind does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Board believes that the current provisions of the Memorandum and Articles of Association above were included to protect Tailwind’s shareholders from having to sustain their investment for an unreasonably long period if Tailwind were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Tailwind is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.
The purpose of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal is to allow the Company to commence voluntary liquidation and to return the amounts in the Trust Account to shareholders, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), immediately. If any of Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal are not approved, the Company will continue to hold such funds in the Trust Account until it commences liquidation on August 23, 2023.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, the Board has determined that the Articles Amendment Proposal is in the best interests of Tailwind and its shareholders and recommends that you vote or give instruction to vote “FOR” the Articles Amendment Proposal.
Consequences if the Articles Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Articles Amendment Proposal, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Amendment Proposal. If the Adjournment Proposal is not approved by Tailwind’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Articles Amendment Proposal.

If the Articles Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof, Tailwind will not be able to immediately commence liquidation and Public Shareholders will need to wait until the Original Termination Date before they will receive funds in the Trust Account.
In such case, then as contemplated by and in accordance with the Memorandum and Articles of Association, following the Original Termination Date, Tailwind will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless in the event Tailwind dissolves and liquidates the Trust Account.
The Sponsor, the officers and directors of Tailwind waived their rights to participate in any liquidation distribution with respect to the 8,625,000 Class B Ordinary Shares held by them.
In addition, each of the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
If the Articles Amendment Proposal Is Approved
If the Articles Amendment Proposal is approved, Tailwind will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its taxes, if any (less $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Tailwind’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Tailwind’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Interests of the Sponsor and Tailwind’s Officers and Directors
When you consider the recommendation of the Board, Tailwind shareholders should be aware that aside from their interests as shareholders, the Sponsor and Tailwind’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Tailwind shareholders that they approve the Articles Amendment Proposal. Tailwind shareholders should take the following interests into account when deciding whether to approve the Articles Amendment Proposal:
•
the fact that the Sponsor (and certain of Tailwind’s officers and directors who are members of the Sponsor), have invested in Tailwind an aggregate of $9,725,000, comprising of the $25,000 purchase price for 8,625,000 Class B Ordinary Shares and the $9,700,000 purchase price for 6,466,666 Private Placement Warrants. Assuming a trading price of $10.10 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the over-the-counter market on April 14, 2023, the most recent practicable date prior to the date of this proxy statement), the 8,625,000 Class B

Ordinary Shares would have an implied aggregate market value of $87,112,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.13 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Tailwind by the Sponsor. As a result, if we do not consummate a Business Combination by August 23, 2023, or by the Amended Termination Date if the Articles Amendment Proposal is approved, then the proceeds from the sale of the Tailwind Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;
•
the fact that the Sponsor, Tailwind’s directors, and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination;

•
the fact that Tailwind’s Sponsor and Tailwind’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if if we do not consummate a Business Combination by August 23, 2023 (or by the Amended Termination Date if the Articles Amendment Proposal is approved);

•
the indemnification of Tailwind’s existing directors and officers and the liability insurance maintained by Tailwind;

•
the fact that the Sponsor and Tailwind’s officers and directors will lose their entire investment in Tailwind and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if a Business Combination is not consummated. As of the date of this proxy statement there are no loans extended, fees due or outstanding out-of-pocket expenses for which the Sponsor and Tailwind’s officers and directors are awaiting reimbursement; and

•
the fact that if the Trust Account is liquidated, including in the event Tailwind is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify Tailwind to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Tailwind public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Tailwind has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Tailwind, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Articles Amendment Proposal. In connection with the Articles Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Tailwind redeem such shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting (which, for illustrative purposes, was $10.396 per share as of April 14, 2023, the most recent practicable date prior to the date of this proxy statement). If a holder properly seeks redemption as described in this section, Tailwind will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, Tailwind’s transfer agent, in which you (i) request that Tailwind redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver your Class A Ordinary Shares to Continental, Tailwind’s transfer agent, physically or electronically through DTC.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on April 27, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Tailwind that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for Voluntary Redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, Tailwind’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, Tailwind’s transfer agent, prior to 5:00 p.m., Eastern Time, on April 27, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on April 14, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.10 per share. The cash held in the Trust Account on such date was approximately $22,920,368 (including interest not previously released to Tailwind to pay its taxes) ($10.396 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Tailwind cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares, share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Articles Amendment Proposal is approved.

Even if you do not request that your shares be redeemed in the Voluntary Redemption, the shares will be redeemed in the Post-Amendment Share Redemption, which will take place no more than ten business days after the Amended Termination Date.
Vote Required for Approval
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Articles Amendment Proposal. The Articles Amendment Proposal is conditioned on the approval of the Dissolution Expenses Proposal and the Trust Amendment Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Article Amendment Proposal. The Sponsor holds approximately 79.6% of the outstanding Ordinary shares and the affirmative vote of the Sponsor is sufficient to approve the Articles Amendment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
Article 49.7 of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:
“In the event that the Company does not consummate a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Article 49.8(a) of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):
“that would modify the substance or timing of the Company’s obligation to: (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles; or”’’
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND SHAREHOLDERS VOTE “FOR” THE ARTICLES AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE DISSOLUTION EXPENSES PROPOSAL
Overview
Tailwind is proposing to amend its Memorandum and Articles of Association to allow Tailwind to remove $100,000 of interest earned on the funds held in the Trust Account prior to redeeming the Public Shares in connection with the Voluntary Redemption in order to pay dissolution expenses.
As contemplated by the Memorandum and Articles of Association, the holders of Tailwind’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Amendment Proposal or the Dissolution Expenses Proposal is approved.
Reasons for the Dissolution Expenses Proposal
The current Memorandum and Articles of Association provides that Tailwind may withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date. However, without shareholder approval of the Dissolution Expenses Proposal, Tailwind would be unable to withdraw such amounts in connection with the Voluntary Redemption. Therefore, the purpose of the Dissolution Expenses Proposal is to provide Tailwind with adequate funds in order to pay dissolution expenses in connection with the Voluntary Redemption, and immediate commencement of liquidation, if the Articles Amendment Proposal and the Trust Amendment Proposal are approved. This proposal will also ensure that all holders of Class A Ordinary Shares will receive the same pro rata amount from the Trust Account in both the Voluntary Redemption and the Post-Amendment Share Redemption.
Consequences if the Dissolution Expenses Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Class A Ordinary Shares to approve the Dissolution Expenses Proposal, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Dissolution Expenses Proposal. If the Adjournment Proposal is not approved by Tailwind’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Class A Ordinary Shares at the time of the Shareholder Meeting to approve the Dissolution Expenses Proposal.
In the event the Dissolution Expenses Proposal is not approved Tailwind will not be able to immediately commence liquidation and Public Shareholders will need to wait until the Original Termination Date before they will receive funds in the Trust Account. In such event, Tailwind will withdraw $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Original Redemption Date.
In addition, each of the Dissolution Expenses Proposal, the Articles Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
Interests of the Sponsor and Tailwind’s Officers and Directors
Tailwind shareholders should be aware that aside from their interests as shareholders, the Sponsor and Tailwind’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Tailwind shareholders that they approve the Dissolution Expenses Proposal.
Please see “Proposal No. 1 — The Articles Amendment Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors” above when you consider the recommendation of the Board. Tailwind shareholders should such interests into account when deciding whether to approve the Dissolution Expenses Proposal.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Dissolution Expenses Proposal. In connection with the Dissolution Expenses Proposal, any shareholder holding Class A Ordinary Shares may demand that Tailwind redeem such shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Shareholder Meeting (which, for illustrative purposes, was $10.396 per share as of April 14, 2023, the most recent practicable date prior to the date of this proxy statement). If a holder properly seeks redemption as described in this section, Tailwind will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, Tailwind’s transfer agent, in which you (i) request that Tailwind redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)
deliver your Class A Ordinary Shares to Continental, Tailwind’s transfer agent, physically or electronically through DTC.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on April 27, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Tailwind that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for Voluntary Redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, Tailwind’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered (either physically or electronically) to Continental, Tailwind’s transfer agent, prior to 5:00 p.m., Eastern Time, on April 27, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on April 14, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.10 per share. The cash held in the Trust Account on such date was approximately $22,920,368 (including interest not previously released to Tailwind to pay its taxes) ($10.396 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and up to $100,000 of interest to pay dissolution expenses) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Tailwind cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares, share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Dissolution Expenses Proposal is approved.
Even if you do not request that your shares be redeemed in the Voluntary Redemption, the shares will be redeemed in the Post-Amendment Share Redemption, which will take place no more than ten business days after the Amended Termination Date.
Vote Required for Approval
The approval of the Dissolution Expenses Proposal requires the affirmative vote of at least two-thirds (2/3) of the votes cast by holders of Class A Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Dissolution Expenses Proposal. The Dissolution Expenses Proposal is conditioned on the approval of the Articles Amendment Proposal and the Trust Termination Proposals.
As of the date of this proxy statement, there are 2,204,811 issued and outstanding Class A Ordinary Shares and as such the affirmative vote of at least 1,469,874 Class A Ordinary Shares is required to approve the Trust Amendment Proposal if all issued Public Shares are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“Proposal No. 2 — The Dissolution Expenses Proposal — RESOLVED, that Article 49.8(b) of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(b):
“with respect to any other provision relating to the rights of holders of the Class A Shares, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable and US$100,000 of interest to pay dissolution expenses) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.””
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND SHAREHOLDERS VOTE “FOR” THE DISSOLUTION EXPENSES PROPOSAL.

PROPOSAL NO. 3 — THE TRUST AMENDMENT PROPOSAL
Overview
On February 23, 2021, we consummated our Initial Public Offering of 34,500,000 Units, which includes the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 Units, at $10.00 per Unit, generating gross proceeds of $345,000,000.
On February 21, 2023, Tailwind held an extraordinary general meeting of shareholders to (i) amend the Company’s amended and restated memorandum and articles of association (to extend the date by which the Company has to consummate a business combination from February 23, 2023 to August 23, 2023 and (ii) remove the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001. In connection with the Extension Meeting, the holders of 32,295,189 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.19 per share, for an aggregate redemption amount of approximately $329,166,606.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Tailwind in connection with either a closing of an initial business combination or Tailwind’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Tailwind’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of sixty-five percent of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class.
Reasons for the Trust Amendment Proposal
We propose to amend the Trust Agreement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account.
After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Tailwind would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of Tailwind and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal.
If the Articles Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof, Tailwind will not be able to immediately commence liquidation and Public Shareholders will need to wait until the Original Termination Date before they will receive funds in the Trust Account.
In such case, then as contemplated by and in accordance with the Trust Agreement, following the Original Termination Date, Continental shall commence liquidation of the Trust Account after its receipt of the applicable instruction letter delivered by Tailwind in connection with Tailwind’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association.

In addition, each of the Trust Amendment Proposal, the Dissolution Expenses Proposal and the Articles Amendment Proposal are cross-conditioned on the approval of each other. TAILWIND WILL ONLY PROCEED WITH IMMEDIATE COMMENCEMENT OF LIQUIDATION IF EACH OF THE ARTICLES AMENDMENT PROPOSAL, THE DISSOLUTION EXPENSES PROPOSAL AND THE TRUST AMENDMENT PROPOSAL ARE APPROVED AT THE SHAREHOLDER MEETING.
Interests of the Sponsor and Tailwind’s Officers and Directors
Tailwind shareholders should be aware that aside from their interests as shareholders, the Sponsor and Tailwind’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Tailwind shareholders that they approve the Trust Amendment Proposal.
Please see “Proposal No. 1 — The Articles Amendment Proposal — Interests of the Sponsor and Tailwind’s Officers and Directors” above when you consider the recommendation of the Board. Tailwind shareholders should such interests into account when deciding whether to approve the Trust Amendment Proposal.
Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. The Trust Amendment Proposal is conditioned on the approval of the Articles Amendment Proposal and the Dissolution Expenses Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Trust Amendment Proposal. The Sponsor holds approximately 79.6% of the outstanding Ordinary shares and the affirmative vote of the Sponsor is sufficient to approve the Trust Amendment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, that Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)
Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon May 1, 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;””

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND SHAREHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal or (y) if the Board determines it is otherwise necessary. In either such event, the Company will ask shareholders to vote only upon the Adjournment Proposal and not on the Articles Amendment Proposal, the Dissolution Expenses Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Tailwind’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal. In such event, the Articles Amendment and the amendment to the Trust Agreement would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor has agreed to vote any Ordinary Shares owned by it in favor of the Adjournment Proposal. The Sponsor holds approximately 79.6% of the outstanding Ordinary shares and the affirmative vote of the Sponsor is sufficient to approve the Adjournment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expenses Proposal and the Trust Amendment Proposal or (ii) where the board of directors of Tailwind has determined it is otherwise necessary.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
FOR REDEEMING SHAREHOLDERS
The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that have their Public Shares redeemed for cash if the Articles Amendment Proposal or the Dissolution Expenses Proposal is approved, either in pursuant to the Voluntary Redemption or the Post-Amendment Share Redemption and the expiration of Public Warrants in such event. This section applies only to investors that hold Public Shares and Public Warrants as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including investors such as:
•
financial institutions or financial services entities;

•
broker-dealers;

•
S corporations;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
tax-qualified retirement plans;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•
persons subject to the alternative minimum tax;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•
passive foreign investment companies or their shareholders; or

•
Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Tailwind has not sought, and Tailwind does not intend to seek, a ruling from the U.S. Internal Revenue Service

(“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE ARTICLES AMENDMENT PROPOSAL OR THE DISSOLUTION EXPENSES PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-third of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Tailwind is treating any Class A Ordinary Share and one-third of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of Tailwind’s Public Shares that elect to have their Public Shares redeemed for cash. For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the redemption of a Redeeming U.S. Holder of Public Shares pursuant to an exercise of redemption rights described in this proxy statement is likely to be treated as a distribution of cash to such Redeeming U.S. Holder in connection with the complete liquidation of Tailwind for U.S. federal income tax purposes. However, it is possible that such redemption could be treated as a separate redemption transaction not in connection with the complete liquidation of Tailwind for U.S. federal income tax purposes.

If the redemption of a Redeeming U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is treated as a distribution to such Redeeming U.S. Holder in complete liquidation of Tailwind, such distribution will be treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Taxation of the Redemption of Public Shares Treated as a Sale.” Redeeming U.S. Holders are urged to consult with their tax advisors regarding any special reporting requirements that may be applicable.
If a redemption of a Redeeming U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such Redeeming U.S. Holder in complete liquidation of Tailwind (a “non-liquidating redemption”), the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares will instead depend on whether the non-liquidating redemption qualifies as a sale of the Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Tailwind or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Tailwind’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Tailwind’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Tailwind. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Tailwind. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.”
Taxation of the Redemption of Public Shares Treated as a Sale
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption qualifies as a sale of such Redeeming U.S. Holder’s Public Shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.
Taxation of the Redemption Treated as a Corporate Distribution
Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a Redeeming U.S. Holder’s Public Shares is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Tailwind is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because Tailwind is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Tailwind believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than

125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.
Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our Public Warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our Public Shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such Public Shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the Public Shares for purposes of the PFIC rules.
A Redeeming U.S. Holder may not make a QEF election with respect to its Public Warrants to acquire our Public Shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such Public Warrants (other than upon exercise of such Public Warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the Public Warrants. If a Redeeming U.S. Holder that exercises such Public Warrants properly makes a QEF election with respect to the newly acquired Public Shares (or has previously made a QEF election with respect to our Public Shares), the QEF election will apply to the newly acquired Public Shares, but the adverse tax consequences relating to PFIC Public Shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the Public Warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such Public Shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the Public Shares acquired upon the exercise of the Public Warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our Public Warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Tailwind is contingent upon, among other things, the provision by Tailwind of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata Public Shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning Public Shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares or Public Warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their Public Shares or Public Warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
Expiration of a Public Warrant
If the Articles Amendment Proposal is approved, the Public Warrants, which do not become exercisable unless Tailwind completes an initial business combination, will expire worthless. In such case, a Redeeming U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Tailwind’s Public Shares that exercise their redemption rights to have their Public Shares redeemed for cash For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder that exercises its redemption rights to have their Public Shares redeemed for cash will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).
Redemption of Public Shares in Connection with the Company’s Liquidation
A Redeeming Non-U.S. Holder’s receipt of cash for its Public Shares in connection with Tailwind’s liquidation is expected to be treated as a distribution to such Redeeming Non-U.S. Holder in complete liquidation of Tailwind for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Redeeming Non-U.S. Holder are generally as described below under the section entitled “— Taxation of the Redemption of Public Shares Treated as a Sale.” Notwithstanding such characterization, any Redeeming Non-U.S. Holder who exercises its redemption rights generally will not be subject to U.S. federal income tax on any gain recognized as a result of the redemption of its Public Shares unless the gain is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Redeeming Non-U.S. Holders are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Expiration of a Public Warrant
If the Articles Amendment Proposal is approved, the Public Warrants, which do not become exercisable unless Tailwind completes an initial business combination, will expire worthless. In such case, a Redeeming Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Redeeming Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their Public Warrants.
Foreign Account Tax Compliance Act
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.
ALL REDEEMING NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH TAILWIND’S LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.
Backup Withholding and Information Reporting
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) in connection with the Articles Amendment Proposal or the Dissolution Expenses Proposal, including any redemption of your Public Shares or expiration of your Public Warrants.

BUSINESS OF TAILWIND AND CERTAIN INFORMATION ABOUT TAILWIND
References in this section to “we,” “our,” or “us” refer to Tailwind International Acquisition Corp.
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on November 18, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses in any industry or sector. We are currently reviewing a number of opportunities to enter into an initial business combination with one or more operating businesses.
Initial Public Offering and Private Placement
On February 23, 2021, we consummated our Initial Public Offering of 34,500,000 Units, which includes the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 Units, at $10.00 per Unit, generating gross proceeds of $345,000,000. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-252595). The SEC declared the registration statement effective on February 18, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 6,466,666 Private Placement Warrants to the Sponsor at a price of $1.50 per Tailwind Private Placement Warrant, generating gross proceeds of $9,700,000.
Transaction costs amounted to $19,571,149, consisting of $6,900,000 of underwriting fees, net of reimbursed from the underwriters, $12,075,000 of deferred underwriting fees and $596,149 of other offering costs.
Following the closing of our Initial Public Offering on February 23, 2021, an amount of approximately $345,000,000 ($10.00 per Tailwind Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to our shareholders. Tailwind currently intends, prior to the Shareholder Meeting, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of Tailwind. Interest on such deposit account is currently approximately 2.75% per annum, but such deposit account carries a variable rate and Tailwind cannot assure you that such rate will not decrease or increase significantly.
Extension Meeting
On February 21, 2023, Tailwind held an extraordinary general meeting of shareholders to (i) amend Tailwind’s amended and restated memorandum and articles of association (to extend the date by which the Company has to consummate a business combination from February 23, 2023 to August 23, 2023 and (ii) remove the limitation that Tailwind may not redeem public shares to the extent that such redemption would result in Tailwind having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001. In connection with the vote to approve the Articles Amendment, the holders of 32,295,189 Class A Ordinary Shares of Tailwind properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.19 per share, for an aggregate redemption amount of approximately $329,166,606.
On April 3, 2023, the New York Stock Exchange commenced proceedings to delist Tailwind’s Class A Ordinary Shares.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Tailwind’s Ordinary Shares as of December 31, 2022 by:
•
each person known by Tailwind to be the beneficial owner of more than 5% of Tailwind’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of Tailwind’s executive officers and directors that beneficially owns shares of Tailwind’s Ordinary Shares; and

•
all Tailwind’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants.
On December 15, 2020, our Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on our behalf in consideration of 7,187,500 Class B Ordinary Shares. On February 18, 2021, we effected a share capitalization pursuant to which we issued 1,437,500 additional Class B Ordinary Shares, resulting in our Sponsor holding 8,625,000 Class B Ordinary Shares. Prior to the initial investment in Tailwind of $25,000 by the Sponsor, Tailwind had no assets, tangible or intangible. The per share price of the founder shares was determined by dividing the amount contributed to the company by the number of founder shares issued. On February 21, 2023, we held a shareholder meeting to, in part, amend our amended and restated memorandum and articles of association to extend the date by which we have to consummate a business combination. In connection with that vote, the holders of 32,295,189 Class A Ordinary Shares properly exercised their right to redeem their shares. After the satisfaction of such redemptions, there were 2,204,811 Class A Ordinary Shares outstanding. Following such redemptions, our Sponsor owned, on an as-converted basis, approximately 79.6% of our outstanding Ordinary Shares.
On February 21, 2023, our Sponsor agreed to transfer immediately following consummation of an initial business combination an aggregate of 475,000 Class B Ordinary Shares to several unaffiliated third parties. In exchange, such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 1,900,000 Class A Ordinary Shares of Tailwind in connection with the proposed amendment to the articles to extend the date by which Tailwind has to consummate a business combination.
	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class(2)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
Tailwind International Sponsor LLC (our Sponsor)(3)	8,625,000	100%	—	—	20.0%
Directors and Executive Offices of Tailwind			—	—
Tommy Stadlen(3)	8,625,000	100%			20.0%
Philip Krim(3)	8,625,000	100%	—	—	20.0%
Nathalie Gaveau	—	—	—	—	—
Constantin Eis	—	—	—	—	—
Alan Sheriff			—	—
Spencer Crawley	—	—			—
Matt Eby	—	—	—	—	—
Moujan Kazerani			—	—

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class(2)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
All officers and directors as a group (eight individuals)	8,625,000	100%	—	—	20.0%
Glazer Capital, LLC(4)				3,417,479	9.9%
Aristeia Capital, L.L.C.(5)		—	—	1,821,144	5.3%
Saba Capital Management, L.P.(6)		—	—	1,796,431	5.2%

(1)
Unless otherwise noted, the business address of each of our shareholders is 150 Greenwich Street, 29th Floor, New York, New York 10006.

(2)
Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof as described in the prospectus related to the initial public offering.

(3)
Represents 8,625,000 shares directly held by Tailwind International Sponsor LLC. Philip Krim and Tommy Stadlen together hold voting and dispositive power over the securities held by Tailwind International Sponsor LLC and therefore may be deemed to be beneficial owners thereof. Information based solely on the Schedule 13G filed jointly by our Sponsor, Tommy Stadlen and Mr. Krim with the SEC on February 8, 2022.

(4)
Includes Class A ordinary shares beneficially held by Glazer Capital, LLC, a Delaware limited liability company (“Glazer”) and Boaz R. Weinstein (“Mr. Glazer”), based solely on the Schedule 13G filed jointly by Glazer and Mr. Glazer, with the SEC on February 14, 2023. The business address of each of Glazer and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)
Includes Class A ordinary shares beneficially held by Aristeia Capital, L.L.C., a Delaware limited liability company (“Aristeia”), based solely on the Schedule 13G filed by Aristeia on February 13, 2023. The business address of Aristeia is One Greenwich Plaza, 3rd Floor Greenwich, CT 06830.

(6)
Includes Class A ordinary shares beneficially held by Saba Capital Management, L.P., a Delaware limited partnership (“Saba”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”) and Boaz R. Weinstein (“Mr. Weinstein”), based solely on the Schedule 13G filed jointly by Saba, Saba GP and Mr. Weinstein, with the SEC on February 14, 2023. The business address of each of Saba, Saba Capital and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Our sponsor is deemed to be our “promoter” as such term is defined under the federal securities laws.

FUTURE SHAREHOLDER PROPOSALS
We have determined that it is not feasible for Tailwind to complete a Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Articles Amendment Proposal is approved and we do not consummate a Business Combination by the Early Termination Date or (y) the Articles Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which shareholders could submit proposals.

HOUSEHOLDING INFORMATION
Unless Tailwind has received contrary instructions, Tailwind may send a single copy of this proxy statement to any household at which two or more shareholders reside if Tailwind believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Tailwind’s expenses. However, if shareholders prefer to receive multiple sets of Tailwind’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Tailwind’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Tailwind International Acquisition Corp., 150 Greenwich Street, 29th Floor, New York, New York 10006, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Tailwind files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Tailwind at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of Tailwind upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Tailwind in writing at Tailwind International Acquisition Corp., 150 Greenwich Street, 29th Floor New York, New York 10006.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Tailwind, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TWNI.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than April 24, 2023.

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION PROXY CARD Tailwind International Acquisition Corp.150 Greenwich Street, 29th FloorNew York, New York 10006 EXTRAORDINARY GENERAL MEETINGOF SHAREHOLDERS OF TAILWIND INTERNATIONAL ACQUISITION CORP. YOUR VOTE IS IMPORTANT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERSTO BE HELD ON MAY 1, 2023. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 18, 2023, in connection with the extraordinary general meeting of Shareholders (the “Shareholder Meeting”) of Tailwind International Acquisition Corp. (“Tailwind”) to be held at 10:00 a.m. Eastern Time on May 1, 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, and hereby appoints Philip Krim and Constantin Eis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Tailwind registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2,3 AND 4.(Continued and to be marked, dated and signed on reverse side)Please mark vote as indicatedin this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side) Please mark vote as indicated in this example      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal No. 1The Articles Amendment ProposalRESOLVED, as a special resolution that:Article 49.7 of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:“In the event that the Company does not consummate a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:(a) cease all operations except for the purpose of winding up;(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.Article 49.8(a) of Tailwind’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):“that would modify the substance or timing of the Company’s obligation to: (i) provide for the redemption of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles; or” FOR AGAINST ABSTAIN Proposal No. 2—The Dissolution Expenses Proposal—RESOLVED, that Article 49.8(b) ofTailwind’s Amended and Restated Memorandum and Articles of Association be deleted in itsentirety and replaced with the following new Article 49.8(b):“with respect to any other provision relating to the rights of holders of the Class A Shares, eachholder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be providedwith the opportunity to redeem their Public Shares upon the approval or effectiveness of any suchamendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit inthe Trust Account, including interest earned on the funds held in the Trust Account (which interestshall be net of taxes paid or payable and US$100,000 of interest to pay dissolution expenses)and not previously released to the Company to pay its taxes, divided by the number of thenoutstanding Public Shares.”Proposal No. 3The Trust Amendment ProposalRESOLVED, that Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:“(i) Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon May 1, 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;” FOR AGAINST ABSTAIN Proposal No. 4The Adjournment ProposalRESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to approve the Articles Amendment Proposal ,the Dissolution Expenses Proposal and the Trust Amendment Proposal or (ii) where the board of directors of Tailwind has determined it is otherwise necessary. FOR AGAINST ABSTAIN

Dated:                           , 2023 (Signature) (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.